--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




       A PRESENTATION TO THE BOARD OF DIRECTORS OF THE RESTAURANT COMPANY


       REGARDING:


       PROJECT HEARTH





       September 8, 1997




       CONFIDENTIAL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              SMITH BARNEY INC.

--------------------------------------------------------------------------------
                                                                  PROJECT HEARTH
--------------------------------------------------------------------------------

TABLE OF CONTENTS






                                                                       Page
                                                                       ----

--------------------------------------------------------------------------------

       COMPARISON OF ALTERNATIVES...................................    1

       RETURNS ANALYSIS - PROPOSED BUYOUT OF PUBLIC UNITS...........    2

       CAPITALIZATION SUMMARY.......................................    4

       PFR UNIT TRADING DATA........................................    5

       PFR COMPARABLE COMPANY TRADING ANALYSIS......................    8

       RECENT STOCK PRICE PERFORMANCE FOR COMPARABLE COMPANIES......    12

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPARISON OF ALTERNATIVES
(AMOUNTS IN MILLIONS, EXCEPT PER UNIT INFORMATION)


SCENARIO 1: CONVERT/EXCHANGE (1)
--------------------------------
    Enterprise Value                     $205.0              $215.0              $225.0
                                        --------            --------            --------
    Share Price                          $12.97              $13.92              $14.88
    Total Units (including G.P.)           10.5                10.5                10.5
                                        --------            --------            --------
    Total Equity Value                    136.2               146.2               156.2
                                        --------            --------            --------

    Total Debt (2)                         68.8                68.8                68.8
                                        --------            --------            --------
         Enterprise Value                $205.0              $215.0              $225.0
                                        --------            --------            --------
                                        --------            --------            --------

    TRC Pro-Forma Ownership (3)           42.5%               42.5%               42.5%

    Value to TRC Shareholders (4)         $57.9               $62.1               $66.4

----------------------------------------------------------------------------------------
    1997E EBITDA Multiple (5)               5.8x                6.1x                6.4x
----------------------------------------------------------------------------------------

SCENARIO 2: LBO
---------------


                              -----------------------------------------------------------------------------------------------
                                                                Assumed Enterprise Value
                              -----------------------------------------------------------------------------------------------
                                          $205.0                           $215.0                           $225.0
                               -----------------------------    -----------------------------   ------------------------------
    UNIT PURCHASE PRICE....... $13.00     $15.00     $17.00     $13.00     $15.00     $17.00     $13.00     $15.00     $17.00
                               --------   --------   -------    -------    -------    -------    -------    -------    -------

    TOTAL DEBT (6)              $139.0     $149.8     $160.6     $139.0     $149.8     $160.6     $139.0     $149.8     $160.6

    VALUE TO TRC                  66.0       55.2       44.4       76.0       65.2       54.4       86.0       75.2       64.4
    SHAREHOLDERS

---------------------------------------------------
(1) No value (positive or negative) attributed to the other assets and liabilities of TRC.
(2) Reflects 1997E Total Debt of $68.8 MM.
(3) TRC ownership percentage based upon a 40%-45% range.
(4) Reflects the equity interest to be received by the TRC shareholders in the exchange.
(5) Assumes 1997E EBITDA of $35.2 MM, based on internal company projections.
(6) Reflects the sum of 1997E Total Debt of $68.8 MM and the additional debt needed to purchase the 5.4 MM public units at the various unit prices.

CONFIDENTIAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETURNS ANALYSIS - PROPOSED BUYOUT OF PUBLIC UNITS
  ASSUMES $14.00/UNIT BASIS IN TRC ROLLOVER EQUITY

     IRR BASED ON A MULTIPLE OF 2001 EBITDA

                                                                 Exit Value - 2001 EBITDA Multiple
                         Purchase Price           --------------------------------------------------------------------
                         of Public Units            6.0x           6.5x          7.0x            7.5x           8.0x
                         ---------------          --------       --------       --------       --------       --------
                                $13.00               23.0%          28.2%          32.8%          37.0%          40.9%
                                $14.00               20.7%          26.2%          31.0%          35.4%          39.4%
                                $15.00               18.3%          24.1%          29.2%          33.7%          37.8%
                                $16.00               15.7%          21.9%          27.2%          31.9%          36.2%
                                $17.00               12.9%          19.5%          25.1%          30.1%          34.6%


    IRR BASED ON A MULTIPLE OF 2002 NET INCOME WITH EXIT IN 2001

                                                           Exit Value - 2002 Exit NI Multiple in 2001
                        Purchase Price           --------------------------------------------------------------------
                        of Public Units            11.0x          12.0x          13.0x          14.0x          15.0x
                        ---------------          --------       --------       --------       --------       --------
                                $13.00               27.8%          31.0%          34.1%          36.9%          39.6%
                                $14.00               26.5%          29.9%          33.0%          35.9%          38.6%
                                $15.00               25.2%          28.6%          31.8%          34.8%          37.6%
                                $16.00               23.8%          27.4%          30.7%          33.8%          36.6%
                                $17.00               22.4%          26.1%          29.5%          32.6%          35.6%

CONFIDENTIAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETURNS ANALYSIS - PROPOSED BUYOUT OF PUBLIC UNITS
  ASSUMES PER UNIT PURCHASE PRICE BASIS IN TRC ROLLOVER EQUITY


    IRR BASED ON A MULTIPLE OF 2001 EBITDA

                                                                Exit Value - 2001 EBITDA Multiple
                        Purchase Price           --------------------------------------------------------------------
                        of Public Units            6.0x           6.5x           7.0x           7.5x           8.0x
                        ---------------          --------       --------       --------       --------       --------
                                $13.00               25.3%          30.6%          35.3%          39.6%          43.5%
                                $14.00               20.7%          26.2%          31.0%          35.4%          39.4%
                                $15.00               16.3%          22.0%          26.9%          31.4%          35.5%
                                $16.00               11.9%          17.8%          23.0%          27.6%          31.7%
                                $17.00                7.6%          13.8%          19.2%          23.9%          28.2%


    IRR BASED ON A MULTIPLE OF 2002 NET INCOME WITH EXIT IN 2001

                                                           Exit Value - 2002 Exit NI Multiple in 2001
                        Purchase Price           --------------------------------------------------------------------
                        of Public Units            11.0x          12.0x          13.0x          14.0x          15.0x
                        ---------------          --------       --------       --------       --------       --------
                                $13.00               30.1%          33.5%          36.6%          39.5%          42.2%
                                $14.00               26.5%          29.9%          33.0%          35.9%          38.6%
                                $15.00               23.0%          26.4%          29.6%          32.5%          35.3%
                                $16.00               19.8%          23.2%          26.4%          29.4%          32.1%
                                $17.00               16.6%          20.1%          23.4%          26.4%          29.1%

CONFIDENTIAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAPITALIZATION SUMMARY

(DOLLARS IN MILLIONS)

                                                                    Purchase Price
                                           -----------------------------------------------------------------------
          USE OF FUNDS                       $13.00          $14.00         $15.00          $16.00        $17.00
                                           ----------      ----------     ----------      ----------    ----------
          Equity Purchase Price               $137.0          $147.6         $158.1          $168.7        $179.2
          Refinance Existing Debt               68.8            68.8           68.8            68.8          68.8
          Transaction Expenses                   2.0             2.0            2.0             2.0           2.0
          Financing Expenses                     4.0             4.1            4.2             4.3           4.4
                                           ----------      ----------     ----------      ----------    ----------
                   Total                      $211.8          $222.4         $233.1          $243.7        $254.4
                                           ----------      ----------     ----------      ----------    ----------
                                           ----------      ----------     ----------      ----------    ----------

          SOURCE OF FUNDS
          Decrease (Increase) in Cash(1)       ($3.5)          ($3.5)         ($3.5)          ($3.5)        ($3.5)
          Revolving Credit                       0.0             0.0            0.0             0.0           0.0
          Bank Debt                             48.9            54.5           60.0            65.6          71.1
          High Yield                           100.0           100.0          100.0           100.0         100.0
          Preferred Stock                        0.0             0.0            0.0             0.0           0.0
          Rollover of Equity(2)                 66.3            71.4           76.5            81.6          86.7
          Common Equity                          0.0             0.0            0.0             0.0           0.0
                                           ----------      ----------     ----------      ----------    ----------
                   Total                      $211.8          $222.4         $233.1          $243.7        $254.4
                                           ----------      ----------     ----------      ----------    ----------
                                           ----------      ----------     ----------      ----------    ----------

          COVERAGES
          Debt/EBITDA
                 1997PF                          4.2x            4.4x           4.5x            4.7x          4.9x
                 1998                            3.4x            3.6x           3.7x            3.8x          4.0x
                 1999                            2.9x            3.1x           3.2x            3.3x          3.4x
          EBITDA/Interest Expense
                 1997PF                          2.5x            2.4x           2.3x            2.2x          2.2x
                 1998                            2.9x            2.8x           2.8x            2.7x          2.6x
                 1999                            3.4x            3.3x           3.2x            3.1x          3.0x
          (EBITDA-Capex)/Interest Expense
                 1997PF                          1.1x            1.1x           1.1x            1.0x          1.0x
                 1998                            1.5x            1.5x           1.4x            1.4x          1.4x
                 1999                            1.8x            1.8x           1.7x            1.7x          1.6x

-----------------------------------------------------
(1) Cash increases to provide a minimum $5.0 MM cash balance.
(2) Assumes roll-over equity valued at buyout price.

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
Perkins Family Restaurant
Percent of Total Volume Traded at Specified Prices
September 5, 1996 to September 5, 1997

[Graphical material appears here in the original in the form of two line graphs showing price and volume information for Perkins Family Restaurant, L.P.
units from September 5, 1996 to September 5, 1997.]


Average Daily Trading Volume (LTM before announcement)=   16,889
Average Daily Trading Volume (Since buyout announcement)= 55,752
Average Daily Trading Volume (August 7-September 5)=      29,481

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
Perkins Family Restaurant
Percent of Total Volume Traded at Specified Prices
September 5, 1996 to September 5, 1997

[Graphical material appears here in the original in the form of a bar graph showing that of the Perkins Family Restaurants, L.P. units traded between September 5, 1996 and September 5, 1997, 15.95% traded between $10 and $11, 19.66% traded between $11 and $12, 24.51% traded between $12 and $13, 33.83% traded between $13 and $14 and 6.06% traded between $14 and $15.]

     Graph shows 5,298,000 cumulative shares, 51% of the 10,326,000 shares outstanding as reported on 9/04/97.

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
Perkins Family Restaurant
Percent of Total Volume Traded at Specified Prices
August 4, 1997 to September 4, 1997


[Graphical material appears here in the original in the form of a bar graph showing that of the Perkins Family Restaurants, L.P. units traded between August 4, 1997 and September 4, 1997, 7.81% traded between $12.85 and $12.90, 14.43% traded between $12.90 and $12.95, 22.99% traded between $12.95 and $13.00, 0.00% traded between $13.00 and $13.05, 4.83% traded between $13.05 and $13.10, 3.74% traded between $13.10 and $13.15 and 46.19% traded between $13.15 and $13.20.]


     Graph shows 1,336,400 cumulative shares, 13% of the 10,326,000 shares outstanding as reported on 9/04/97.

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

PUBLIC TRADING MULTIPLES(1)
-------------------------------------------------------------------------------

                                  --------------------------------   -----------------------------------------------------------
                                   Latest Four Quarters Multiples    Cal.1997  Cal.1998   Proj.5 Yr.  Cal.'97 P/E   Cal.'98 P/E
                                  --------------------------------   Forward   Forward    EPS Growth     to Total      to Total
                                  Sales    EBITDA    EBIT     P/E    P/E(2)    P/E(2)     Rate(2)      Return(3)      Return(3)
                                  -----    -------   ----     ---   ---------  --------- ----------   -----------   -----------
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.             0.99x     9.4x     14.0x    21.0x    18.3x      15.5x     10.0%         1.6x           1.3x
IHOP Corporation                  2.43      8.9      10.8     17.5     16.1       13.7      17.5%         0.9            0.8
Shoney's, Inc.                    0.64      5.9      10.1     12.5     13.5        9.2      12.0%         1.1            0.8
VICORP Restaurants, Inc.          0.49      4.8      12.0     20.2      NA         NA         NA          NA             NA

           ---------------------------------------------------------------------------------------------------------------------
           Mean                   1.13x     7.3x     11.7x    17.8x    16.0x      12.8x     13.2%         1.2x           1.0x
           Median                 0.81      7.4      11.4     18.9     16.1       13.7      12.0%         1.1            0.8
           ---------------------------------------------------------------------------------------------------------------------

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                     0.69      6.8      13.3     21.8     17.3       13.6      16.0%         1.1            0.9
Luby's Cafeterias, Inc.           1.11      6.8       9.0     12.7     12.3       10.8      10.0%         0.9            0.8
Morrison Fresh Cooking, Inc.      0.19      3.3      10.6     15.2     13.9       12.4      12.0%         0.7            0.6
Piccadilly Cafeterias, Inc.       0.59      6.1      10.4     18.5     14.3       12.3      15.0%         0.8            0.7
Ryan's Family Steak Houses, Inc.  0.99      6.5       9.1     12.2     11.0       10.2      12.0%         0.9            0.8

           ---------------------------------------------------------------------------------------------------------------------
           Mean                   0.71x     5.9x     10.5x    16.1x    13.7x      11.9x     13.0%         0.9x           0.8x
           Median                 0.69      6.5      10.4     15.2     13.9       12.3      12.0%         0.9            0.8
           ---------------------------------------------------------------------------------------------------------------------

CASUAL DINING
-------------
Applebee's International, Inc.    1.81x     9.1x     11.7x    17.9x    16.4x      13.6x     25.0%         0.6x           0.5x
Apple South, Inc.                 1.57     11.3      15.9     21.8     17.4       13.8      25.0%         0.7            0.5
Brinker International, Inc.       1.03      8.1      14.9     18.9     15.6       13.5      15.0%         1.0            0.9
Darden Restaurants, Inc.          0.60      6.1      10.9     15.9     16.0       13.7      12.0%         1.2            1.0
Lone Star Steakhouse & Saloon     1.11      4.1       5.2     10.1     10.4        9.0      25.0%         0.4            0.4
O'Charley's Inc.                  0.98      7.8      12.9     17.5     15.6       13.1      21.0%         0.7            0.6
Outback Steakhouse, Inc.          1.17      6.6       9.1     16.1     15.1       12.4      20.0%         0.8            0.6
Rock Bottom Restaurants, Inc.     0.70      5.6      14.0     14.6     14.5       11.4      27.0%         0.5            0.4

           ---------------------------------------------------------------------------------------------------------------------
           Mean                   1.12x     7.4x     11.8x    16.6x    15.1x      12.6x     21.3%         0.7x           0.6x
           Median                 1.07      7.2      12.3     16.8     15.6       13.3      23.0%         0.7            0.6
           ---------------------------------------------------------------------------------------------------------------------

--------------------------
(1)  Stock prices as of September 5, 1997.
(2)  Source: I/B/E/S.
(3)  Based on I/B/E/S EPS estimates and 5 yr. EPS growth rates.
(4) Total Return equals the five-year projected EPS growth rate plus the dividend yield.
NA=Not available

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

SELECTED OPERATING STATISTICS(1)
-------------------------------------------------------------------------------

                                                                      Debt to Cap.
                                       ---------------------------  ----------------   Mkt. Val.
                                       EBITDA     EBIT    Net Int.  Market     Book     to Date
                                       ------     ----    --------  ------    ------   ---------
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.                   10.5%      7.0%     4.4%      8.7%      14.3%     1.78x
IHOP Corporation                        27.1%     22.5%     9.7%     30.7%      51.9%     2.48
Shoney's, Inc.                          10.8%      6.3%     1.7%     65.8%     101.5%       NM
VOCPRP Restaurants, Inc.                10.2%      4.1%     2.1%     14.8%      15.9%     1.11

     -------------------------------------------------------------------------------------------
     Mean                               14.7%     10.0%     4.5%     30.0%      45.9%      1.8x
     Median                             10.7%      6.7%     3.3%     22.7%      33.9%      1.8
     -------------------------------------------------------------------------------------------

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                           10.2%      5.2%     3.1%      8.8%      15.9%     2.08
Luby's Cafeterias, Inc.                 16.3%     12.3%     7.5%     16.7%      28.9%     2.06
Morrison Fresh Cooking, Inc.             5.8%      1.8%     1.1%     17.3%      17.1%     1.06
Picadilly Cafeterias, Inc.               9.6%      5.6%     2.6%     19.2%      31.0%     1.88
Ryan's Family Steak Houses, Inc.        15.2%     10.9%     6.6%     23.4%      30.6%     1.45

     -------------------------------------------------------------------------------------------
     Mean                               11.4%      7.2%     4.2%     17.1%      24.7%      1.7x
     Median                             10.2%      5.6%     3.1%     17.3%      28.9%      1.9
     -------------------------------------------------------------------------------------------

CASUAL DINING
-------------
Applebee's International, Inc.          19.8%     15.4%     9.9%      3.5%       9.8%     3.04x
Apple South, Inc.                       13.9%      9.9%     4.5%     38.9%      66.3%     3.12
Brinker International, Inc.             12.8%      7.0%     5.2%     21.8%      35.0%     2.03
Darden Restaurants, Inc.                 9.8%      5.5%     3.1%     20.5%      24.6%     1.29
Lone Star Steakhouse & Saloon           26.8%     21.5%    13.9%      0.0%       0.0%     1.39
O'Charley's Inc.                        12.5%      7.6%     3.9%     31.2%      50.0%     2.23
Outback Steakhouse, Inc.                17.6%     12.8%     7.0%      7.0%      18.8%     3.12
Rock Bottom Restaurants, Inc.           12.6%      5.0%     3.4%     31.6%      29.9%     0.95

     -------------------------------------------------------------------------------------------
     Mean                               15.7%     10.6%     6.4%     19.3%      29.3%      2.1x
     Median                             13.3%      8.7%     4.9%     21.2%      27.3%      2.1
     -------------------------------------------------------------------------------------------

(1) Stock prices as of September 5, 1997.
NA = Not available

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

MARKET CAPITALIZATION(1)
-------------------------------------------------------------------------------
(Dollars in millions, except per share data, shares in millions)

                                                                    Stock     Shares  Mkt. Val.  Book Val.  Total
                                  10-K Date   10-Q Date   Ticker    Price       Out   of Equity  of Equity   Debt
                                  ---------   ---------   ------   -------    ------  ---------  ---------  -----
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.              04/25/97    04/25/97    BOBE    $18.094    41.579    752.3      422.8     70.5
IHOP Corporation                   12/31/96    06/30/97    IHOP     36.313     9.610    349.0      140.6    151.5
Shoney's, Inc.                     10/27/96    05/11/97     SHN      5.625    48.568    273.2       (7.5)   504.4
VICORP Restaurants, Inc.           10/31/96    04/30/97    VRES     15.375     9.120    140.2      126.1     23.8

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                      01/01/97    07/16/97    BOCB     11.563    45.227    522.9      252.0     47.5
Luby's Cafeterias, Inc.            08/31/96    05/31/97     LUB     19.563    23.266    455.1      221.2     90.0
Morrison Fresh Cooking, Inc.       05/31/97    05/31/97     MFC      4.563     9.249     42.2       39.9      8.2
Picadilly Cafeterias, Inc.         06/30/96    03/31/97     PIC     13.688    10.503    143.8       76.3     34.3
Ryan's Family Steak Houses, Inc.   01/01/97    07/02/97    RYAN      9.250    47.290    437.4      302.0    133.3

CASUAL DINING
-------------
Applebee's International, Inc.     12/31/96    06/30/97    APPB     26.063    31.422    818.9      269.6     29.9
Apple South, Inc.                  12/31/96    06/30/97    APSO     16.563    38.356    635.3      203.6    286.1
Brinker International, Inc.        06/26/96    03/26/97     EAT     16.000    67.471  1,079.5      530.7    285.3
Darden Restaurants, Inc.           05/28/96    02/23/97     DRI     10.125   152.980  1,548.9    1,202.2    393.1
Lone Star Steakhouse & Saloon      12/31/96    06/17/97    STAR     18.250    41.018    748.6      537.7      0.0
O'Charley's Inc.                   12/29/96    04/20/97    CHUX     15.250     7.798    118.9       53.2     53.3
Outback Steakhouse, Inc.           12/31/96    06/30/97    OSSI     24.125    47.442  1,144.5      366.4     85.0
Rock Bottom Restaurants, Inc.      12/29/96    06/30/97    BREW      8.000     8.007     64.1       67.4     28.8


                                  Preferred  Cash &    Net     Total
                                    Stock    Equiv.   Debt   Mkt. Cap.
                                  ---------  -------  -----  ---------
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.                 0.0     12.3     58.2     810.5
IHOP Corporation                      0.0      6.7    144.8     493.8
Shoney's, Inc.                        0.0     11.0    493.5     766.7
VICORP Restaurants, Inc.              0.0      2.7     21.2     161.4

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                         0.0     29.4     18.1     541.1
Luby's Cafeterias, Inc.               0.0      6.8     83.2     538.4
Morrison Fresh Cooking, Inc.          0.0      2.9      5.3      47.5
Picadilly Cafeterias, Inc.            0.0      0.0     34.3     178.0
Ryan's Family Steak Houses, Inc.      0.0      0.8    132.5     570.0

CASUAL DINING
-------------
Applebee's International, Inc.        0.0     16.9     12.3     831.2
Apple South, Inc.                   115.0      4.9    396.3   1,031.5
Brinker International, Inc.           0.0     57.6    227.7   1,307.2
Darden Restaurants, Inc.              0.0     28.8    364.3   1,913.2
Lone Star Steakhouse & Saloon         0.0    148.5   (148.5)    600.1
O'Charley's Inc.                      0.0      1.6     51.7     170.6
Outback Steakhouse, Inc.              0.0      9.7     75.2   1,219.8
Rock Bottom Restaurants, Inc.         0.0      1.7     37.0      91.1

(1) Stock prices as of September 5, 1997.

-------------------------------------------------------------------------------
                                                                 PROJECT HEARTH
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

INCOME STATEMENT DATA
-------------------------------------------------------------------------------
(DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)

                                  --------------------------------------------------
                                                   LATEST FOUR QUARTERS              CALENDAR  CALENDAR   PROJECTED
                                  --------------------------------------------------   1997      1998     5 YR. EPS   DIVIDEND
                                  SALES    EBIT   EBITDA   D&A   NET INCOME   EPS      EPS       EPS     GROWTH RATE    YIELD
                                  -----    ----   ------   ---   ----------   ------ --------  --------  -----------  --------
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.              822.2   57.8   86.3    28.5      36.1       0.86    0.99      1.17       10.0%       1.8%
IHOP Corporation                   203.4   45.9   55.2     9.3      19.8       2.07    2.25      2.65       17.5%       0.0%
Shoney's, Inc.                   1,200.6   76.1  129.9    53.7      20.7       0.45    0.42      0.61       12.0%       0.0%
VICORP Restaurants, Inc.           331.1   13.5   33.8    20.3       7.1       0.76     NA        NA         NA         0.0%

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                      782.0   40.8   79.9    39.1      23.9       0.53    0.67      0.85       16.0%       0.0%
Luby's Cafeterias, Inc.            484.6   59.7   79.1    19.4      36.5       1.55    1.59      1.81       10.0%       4.1%
Morrison Fresh Cooking, Inc.       249.6    4.5   14.4    10.0       2.7       0.30    0.33      0.37       12.0%       7.9%
Piccadilly Cafeterias, Inc.        303.6   17.1   29.2    12.1       7.8       0.74    0.96      1.11       15.0%       3.5%
Ryan's Family Steak Houses, Inc.   576.7   62.8   87.8    25.1      37.9       0.76    0.84      0.91       12.0%       0.0%

CASUAL DINING
-------------
Applebee's International, Inc.     460.4   70.9   91.3    20.4      45.5       1.45    1.59      1.92       25.0%       1.1%
Apple South, Inc.                  657.1   65.0   91.4    26.3      29.7       0.76    0.95      1.20       25.0%       0.2%
Brinker International, Inc.      1,264.7   88.0  161.7    73.7      66.3       0.85    1.03      1.18       15.0%       0.0%
Darden Restaurants, Inc.         3,197.5  175.3  313.3   138.0      99.0       0.64    0.63      0.74       12.0%       1.6%
Lone Star Steakhouse & Saloon      541.2  116.2  145.0    28.8      75.2       1.81    1.75      2.03       25.0%       0.0%
O'Charley's Inc.                   174.1   13.2   21.8     8.6       6.8       0.87    0.98      1.16       21.0%       0.0%
Outback Steakhouse, Inc.         1,043.6  133.7  183.6    49.9      73.0       1.50    1.60      1.95       20.0%       0.0%
Rock Bottom Restaurants, Inc.      129.4    6.5   16.3     9.8       4.4       0.55    0.55      0.70       27.0%       0.0%

--------------------------------------------------------------------------------
                                                                  PROJECT HEARTH
--------------------------------------------------------------------------------
RECENT PRICE CHANGES FOR COMPARABLE COMPANIES


--------------------------------------------------------------------------------

                                                                    STOCK PRICE     STOCK PRICE
                                                                 DAY OFFER MADE     MOST RECENT
                                                   TICKER             8/4/97          9/5/97              % CHANGE
                                                   ------             ------          ------              --------
FAMILY DINING COMPANIES
-----------------------
Bob Evans Farms, Inc.                                BOBE           $  16.75          $  18.09               8.0%
IHOP Corporation                                     IHOP           $  32.00          $  36.31              13.5%
Shoney's, Inc.                                       SHN            $   6.13          $   5.63              (8.2%)
VICORP Restaurants, Inc.                             VRES           $  14.00          $  15.38               9.8%

                                               -------------------------------------------------------------------
                                                Mean                $  17.22          $  18.85               5.8%
                                                Median              $  15.38          $  16.73               8.9%
                                               -------------------------------------------------------------------

OTHER FAMILY ORIENTED CONCEPTS
------------------------------
Buffets, Inc.                                        BOCB           $   9.81          $  11.56              17.8%
Luby's Cafeterias, Inc.                              LUB            $  19.69          $  19.56              (0.6%)
Morrison Fresh Cooking, Inc.                         MPC            $   4.56          $   4.56               0.0%
Piccadilly Cafeterias, Inc.                          PIC            $  13.25          $  13.69               3.3%
Ryan's Family Steak Houses, Inc.                     RYAN           $   9.00          $   9.25               2.8%

                                               -------------------------------------------------------------------
                                                Mean                $  11.26          $  11.73               4.7%
                                                Median              $   9.81          $  11.56               2.8%
                                               -------------------------------------------------------------------

CASUAL DINING
-------------
Applebee's International, Inc.                       APPB           $  29.38          $  26.06             (11.3%)
Apple South, Inc.                                    APSO           $  16.38          $  16.56               1.1%
Brinker International, Inc.                          EAT            $  15.88          $  16.00               0.8%
Darden Restaurants, Inc.                             DRI            $   9.94          $  10.13               1.9%
Loan Star Steakhouse & Saloon                        STAR           $  22.00          $  18.25             (17.0%)
O'Charley's Inc.                                     CHUX           $  17.25          $  15.25             (11.6%)
Outback Steakhouse, Inc.                             OSSI           $  25.88          $  24.13              (6.8%)
Rock Bottom Restaurants, Inc.                        BREW           $   8.25          $   8.00              (3.0%)

                                               -------------------------------------------------------------------
                                                Mean                $  18.12          $  16.80              -5.7%
                                                Median              $  16.81          $  16.28              -4.9%
                                               -------------------------------------------------------------------


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